Exhibit 10.13

AGROZ GROUP SDN. BHD. (co. no. 1394153-D) No. 2, Lorong Teknologi 3/4A, Taman Sains Selangor, 47810 Petaling Jaya, Selangor, Malaysia

Braiven Co. Ltd. CP Tower 2 (Fortune Town), Level 19, Room No. 1905, 1 , Ratchadaphisek Road, Dindaeng, Dindaeng, Bangkok 10400 Date: 5th July 2024 Attn: Anaran Lee

RE:	RE-NEGOTIATED PAYMENT TERMS FOR ROBOTICS AI OPERATING SYSTEM DEVELOPMENT AGREEMENT

1.	With regards to the subject matter and conference calls held with you on the 4th of July 2024, we agree with the Restructured Payment Terms set out in the table below. By referring to your first invoice on the signing of the Software Development Agreement dated 15 April 2024 (“T”), amounting to USD 1,400,000.00 (RM 6,615,000), we have settled a total amount of USD 872,761.80 (RM 4,117,830.32), and still having an outstanding balance of USD 527,238.20 (RM 2,497,169.68)(“Balance Amount”), of which we hereby agree to settle the Balance Amount following Milestone 1 Payment Terms as below. As for the remaining USD 2,600,000 invoiceable amount, we are agreeable to settle the following Milestone 2 and Milestone 3 Payment Terms hereunder:-

Restructured Payment Terms
Milestones	Percentage @ USD	Payment Terms	Invoice Amount (USD)
Milestone 1	Balance Amount of USD 527,238.20	T+6 month	USD 175,746.00
		T+12 month	USD 175,746.00
		T+18 month	USD 175,746.20
Milestone 2	30% @ USD 1,200,000	T+22 month	USD 300,000
		T+26 month	USD 300,000
		T+30 month	USD 300,000
		T+34 month	USD 300,000
Milestone 3	35% @ USD 1,400,000	T+38 month	USD 200,000
		T+42 month	USD 200,000
		T+46 month	USD 200,000
		T+50 month	USD 200,000
		T+54 month	USD 200,000
		T+57 month	USD 200,000
		T+60 month	USD 200,000

2.	The above Restructured Payment Terms plan shall be treated as a retention sum for the purposes of rectification works that may be required post deployment, in the absence of a performance bond.

The above are matter that have been mutually agreed between Braiven and us, and would appreciate your acceptance of the above terms in the undersign, pursuant to our Software Development Agreement dated 15 April 2024.

3.	We thank you for your co-operation and support of our project.

Yours sincerely,

Gerard Lim
CEO of Agroz Group Sdn Bhd

We, Braiven Co. Ltd., hereby agree to the above Restructured Payment Terms and look forward to progress the project forward with Agroz Group Sdn Bhd.

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